Exhibit 99.2
SUPPLEMENTAL FINANCIAL DATA Q1 2024

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2024, unless otherwise noted.

3 First Quarter 2024 Results  Net loss from continuing operations1 of $ (75.6) million, or $ (0.45) per common share  Distributable earnings2 of $54.0 million, or $0.29 per common share  Declared dividend of $0.30 per common share Earnings / Dividends  Return on Equity from continuing operations3 of (13.3)%  Distributable Return on Equity4 of 8.6%  Dividend Yield5 of 13.1% Returns  Transferred $655 million of loans into held-for-sale, recording a $146 million valuation allowance. The population of transferred assets is primarily office collateral and 60+ day delinquent loans.  The disposition of the Company’s residential mortgage banking segment is expected to be completed during 2024 Loans Held for Sale & Discontinued Operations 1. Before dividends on preferred securities and inclusive of non-controlling interest 2. Before dividends on preferred securities and inclusive of non-controlling interest. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3. Return on equity from continuing operations is an annualized percentage equal to quarterly net income from continuing operations over the average monthly total stockholders’ equity allocated to continuing operations for the period 4. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 5. Q1 dividend yield for the period is based on the 3/28/2024 closing share price of $9.13 6. Recourse leverage ratio excludes $1.2 billion of secured borrowings that are non-recourse to the Company  Net book value per share of $13.44 per common share  Total leverage of 3.4x and recourse leverage ratio6 of 0.9x Balance Sheet Multi-strategy real estate finance company that originates, acquires and services lower-to-middle-market (“LMM”) investor and owner occupied commercial real estate loans

4 Return on Equity 1. Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 2. GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 3. Includes PPP revenue, net of direct expenses. 4. Non-recurring gains, losses and expenses before applicable tax expenses.

5 Diversified, Complementary, & Scalable Platforms 61% 9% 12% 1% 5% 12% Bridge Fixed rate/CMBS Construction Freddie Mac Other Small Business Lending PORTFOLIO BREAKDOWN1 REVENUE BREAKDOWN2 ($ in thousands) $37,224 $1,967 $18,033 $3,308 $1,838 $23,327 $0 $10,000 $20,000 $30,000 $40,000 Bridge Fixed rate/ CMBS Construction Freddie Mac Other Small Business Lending 3 1. Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. 2. Based on QTD Distributable Earnings including interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3. Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories. 3

6 Investment Portfolio Originations $110.2 $123.1 $90.7 $8.8 $98.1 $4.0 $3.9 $5.3 $19.4 $276.9 $384.6 $373.7 $288.0 $156.2 $92.3 $120.8 $128.6 $152.2 $197.2 $0 $400 $800 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Bridge Fixed Rate/CMBS Construction Freddie Mac Acquired SBA $502.8 $632.4 $593.0 $449.0 $456.8 1. Origination volumes are based on fully committed amounts in millions QUARTERLY INVESTMENT ACTIVITY1

• Liquidation and payoffs of $461 million, including $50 million of assets acquired in the Broadmark Merger • LMM money up pipeline of $528 million, including $165 million funded in April • Transfer of $655 million of delinquent loans into held-for-sale 10.9% 10.2% 9.1% 9.1% 8.2% 0.6% 1.3% 1.7% 0.7% 0.5% 0% 5% 10% 15% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Income on joint venture investments and gains on loans, held for sale Gross levered yield (ex. gains) 6 7 LMM Commercial Real Estate 1. Excludes joint venture investments, loans held for sale, at fair value, and preferred equity investments 2. Gross of general reserves 3. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process 4. 73% of fixed rate loans match funded 5. Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 6. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 7. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs 8. Calculated based on UPB GROSS LEVERED YIELD PRODUCT TYPE LOAN COUNT(1) UPB BOOK VALUE(2) WA LTV(3) WA COUPON FIXED/FLOAT(4) 60+ Days Past Due(8) 1,935 $9.3B $9.1B 65.6% 9.1% 20.1 / 79.9% 11.2% FIXED RATE 229 $1.02B $1.02B 60.1% 5.1% 100.0 / 0.0% 4.0% BRIDGE 453 $6.59B $6.48B 69.5% 9.2% 0.2 / 99.8% 10.4% CONSTRUCTION (RC ORIGINATED) 6 $64M $63M 49.5% 8.9% 53.6 / 46.4% 0.0% MOSAIC ACQUIRED ASSETS 5 $560M $548M 76.2% 14.3% 17.1 / 82.9% 10.1% BROADMARK ACQUIRED ASSETS 97 $595M $564M 81.4% 10.8% 91.8 / 8.2% 43.1% OTHER(5) 1,145 $446M $442M 36.8% 6.6% 34.4 / 65.6% 0.9% 1,935 $9.3B $9.1B 65.6% 9.1% 20.1 / 79.9% 11.2% ORIGINATED 712 $7.72B $7.60B 66.1% 8.7% 13.9 / 86.1% 9.4% ACQUIRED 1,223 $1.55B $1.49B 62.7% 10.9% 51.0 / 49.0% 20.5% CURRENT QUARTER HIGHLIGHTS 7

8 Small Business Lending GROSS LEVERED YIELD LOAN COUNT UPB BOOK VALUE(1) WA LTV(2) WA COUPON FIXED/FLOAT 60+ Days Past Due(5) 3,922 $1.23B $1.21B 90.4% 10.4% 0.8 / 99.2% 1.1% CURRENT QUARTER HIGHLIGHTS 19.5% 20.9% 21.2% 19.7% 18.1% 20.8% 22.7% 22.5% 24.4% 32.1% 0% 15% 30% 45% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Gross levered yield (ex. gains) Gains on loans, held for sale 1. Gross of general reserves 2. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process 3. Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs; excludes impairment 4. Includes realized and unrealized gains (losses) on loans held for sale and MSR creation 5. Calculated based on UPB 3 4 • SBA net sales premiums peaking at 14.0% and averaging 10.3% net • $197 million of SBA loan originations, including $101 million of small balance loan originations • Current money up pipeline of $381 million, including $65 million funded in April

9 Loan Portfolio Composition 23% 22% 7% 10% 38% Small Business Lending Lodging Retail Eating Place Doctors Other 1. Calculated on UPB and excludes assets offset by guaranteed loan financing liabilities 69% 9% 5% 5% 12% LMM Commercial Real Estate Multi-family Mixed-use Retail Office Other Investments PROPERTY TYPE1 GEOGRAPHY1 19% 11% 7% 6% 6% 51% LMM Commercial Real Estate Texas California Arizona Georgia Florida Other 20% 13% 9% 5% 7% 46% Small Business Lending California Texas Washington Florida Georgia Other

10 Loan Portfolio – Risk Rating BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period. LMM RISK RATING DISTRIBUTION RISK RATING CRITERIA AVERAGE RISK RATING 2.66 2.91 2.91 3.01 2.32 1.62 1.92 1.92 2.23 2.39 1.67 1.71 1.59 1.63 1.44 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 LMM CRE Acquired LMM CRE Originated SBA 57% 28% 5% 10% 69% 21% 8% 2% 93% 2% 2% 3% 0% 20% 40% 60% 80% 100% 1 & 2 3 4 5 LMM CRE Acquired LMM CRE Originated SBA

11 LMM CRE Loan Portfolio - Migration TOTAL Q4’23 Q1’24 CURRENT 88.8% 87.8% 30+ DAYS PAST DUE 1.7% 2.3% 60+ DAYS PAST DUE 9.5% 9.9% RC ORIGINATED Q4’23 Q1’24 CURRENT 92.1% 89.9% 30+ DAYS PAST DUE 1.3% 2.2% 60+ DAYS PAST DUE 6.6% 7.9% M&A Q4’23 Q1’24 CURRENT 62.2% 72.8% 30+ DAYS PAST DUE 4.7% 3.1% 60+ DAYS PAST DUE 33.1% 24.1% CONTRACTUAL STATUS(1) ACCRUAL STATUS (1) RISK RATING (1) TOTAL Q4’23 Q1’24 ACCRUAL 93.5% 92.8% NON-ACCRUAL 6.5% 7.2% RC ORIGINATED Q4’23 Q1’24 ACCRUAL 95.6% 94.2% NON-ACCRUAL 4.4% 5.8% M&A Q4’23 Q1’24 ACCRUAL 77.0% 82.6% NON-ACCRUAL 23.0% 17.4% TOTAL Q4’23 Q1’24 1 & 2 65.6% 67.2% 3 19.3% 22.1% 4 11.1% 7.6% 5 4.0% 3.1% RC ORIGINATED Q4’23 Q1’24 1 & 2 68.5% 69.7% 3 19.1% 20.7% 4 10.0% 7.9% 5 2.4% 1.7% M&A Q4’23 Q1’24 1 & 2 42.7% 48.2% 3 21.4% 32.4% 4 19.5% 5.6% 5 16.4% 13.8% 1. Calculated on carrying value

12 Financial Flexibility 12% 33% 26% 7% 4% 18% $1.4B Total Unencumbered Assets Unrestricted cash Securities Loans Servicing rights REO Other Assets UNENCUMBERED ASSET POOL HIGHLIGHTS $120 $761 $100 $110 $36 $0 $200 $400 $600 $800 2024 2025 2026 2027 2028 2029 and beyond CORPORATE DEBT MATURITY PROFILE ($ in millions) • Diversified unencumbered asset pool of $1.4 billion, including $166 million of unrestricted cash • 1.9x unencumbered assets to unsecured debt • $2.9 billion in available warehouse borrowing capacity across 12 counterparties • Limited usage of securities repo financing at 3.0% of total debt • Full mark to market liabilities and credit mark to market liabilities represent 19% of total debt • 89% of corporate debt maturities in 2026 or later

13 Debt - Leverage Corporate Debt PPPLF Securitized Debt Obligations Non-Recourse Secured Borrowings Recourse Secured Borrowings <0.1x 2.0x 0.5x 0.4x 0.5x Debt Balance Leverage Ratio • Total leverage of 3.4x • Recourse leverage ratio of 0.9x • Majority of secured borrowings subject to non-recourse or limited recourse terms Recourse Leverage by Reporting Segment(1) ($ in millions) $850 $153 $1,112 0.3x 1.1x 0.5x 0.0 1.0 2.0 3.0 4.0 $0 $300 $600 $900 $1,200 LMM Commercial Real Estate Small Business Lending Corporate Debt Recourse Leverage 1. Recourse leverage by reporting segment is based on the segment recourse debt balance over invested equity in the segment and excludes guaranteed loan financings $28 $4,769 $1,195 $1,003 $1,112

Financial Snapshot

READY CAPITAL.

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
LMM CRE	$ 9,663,964	8.4%	$ 6,790,137	8.3%	8.7%
SBA	$ 460,196	25.5%	$ 276,527	9.1%	50.2%
Total	**$ 10,124,160**	**9.2%**	**$ 7,066,664**	**8.4%**	**11.2%**

Book Equity Value Metrics		
Common Stockholders' equity	$	2,291,439
Total Common Shares outstanding		170,445,333
Net Book Value per Common Share	$	13.44

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	18% / 82%
% Originated vs Acquired	84% / 16%
Weighted Average LTV [(5)] - LMM CRE	66%
Weighted Average LTV [(5)] – SBA	90%

Q1 2024 Earnings Data Metrics	
Net loss - continuing operations | Distributable earnings	$ (75,582) | $53,976
Earnings per share - continuing operations - Basic and diluted	$(0.45) | $(0.45)
Distributable Earnings per share - Basic and diluted	$0.29 | $0.29
Return on Equity - continuing operations - per Common Share	(13.3)%
Distributable Return on Equity per Common Share	8.6%
Dividend Yield [(6)]	13.1%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	1,289,023
SBA servicing rights- carrying value	$	31,343
Multi-family servicing rights - UPB	$	5,763,756
Multi-family servicing rights - carrying value	$	72,212

1. Average carrying value includes average quarterly carrying value of loan and servicing asset balances.
2. Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3. The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 3/31/2024 on an annualized basis.
4. Excludes loans, held for sale.
5. Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process.
6. Q1 Dividend yield for the period is based on the 3/28/2024 closing share price of $9.13.

14

APPENDIX Additional Financial Information

16 Balance Sheet by Quarter

17 Statement of Income by Quarter

18 Distributable Earnings Reconciliation by Quarter The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies. We calculate Distributable earnings as GAAP net income (loss) excluding the following: i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses ii) any realized gains or losses on sales of certain MBS iii) any unrealized gains or losses on Residential MSRs from discontinued operations iv) any unrealized change in current expected credit loss reserve and valuation allowances v) any unrealized gains or losses on de-designated cash flow hedges vi) any unrealized gains or losses on foreign exchange hedges vii) any unrealized gains or losses on certain unconsolidated joint ventures viii) any non-cash compensation expense related to stock-based incentive plan ix) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance. To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.